Kevin T. Collins
                                 (212) 415-9319


                                November 6, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn: Filing Desk


                   Re: Enzon, Inc.- Current Report on Form 8-K


Ladies and Gentlemen:

     On behalf of our client Enzon, Inc. (the "Company"), we are transmitting electronically the Company's Current Report on Form 8-K (the "Form 8-K") dated November 6, 2000.

     Please note that the Form 8-K filed herewith contains a conformed signature and that an original, manual signature will be retained in the Company's records for five (5) years.

                                                       Very truly yours,

                                                       /s/ KEVIN T. COLLINS
                                                       -------------------------
                                                       Kevin T. Collins


cc: Kenneth J. Zuerblis

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 6, 2000


                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)






         Delaware                    0-12957                       22-237286
(State or other jurisdiction       (Commission                   (IRS Employer
     of incorporation)             File Number)                  Identification)



                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 980-4500



                                       N/A
          (Former name or former address, if changed since last report)



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


Item 5.  Other Events

     Enzon, Inc. announced today that Peter Tombros, (58), President and Chief Executive Officer, intends to exercise options to acquire 300,000 shares of Enzon common stock and is irrevocably instructing his investment advisor to sell over time a portion of those shares. These options will expire in 2002 and represent approximately 20% of the options to purchase Enzon common stock held by Mr. Tombros. To date, Mr. Tombros, who has been President and Chief Executive Officer of Enzon since 1994, has never sold any shares of the Company's common stock. The proposed sales are focused on those options which are due to expire in the near future. Mr. Tombros has instructed his investment advisor to retain a portion of the underlying shares of common stock for long-term appreciation. Other than this limitation, Mr. Tombros' investment advisor will exercise sole discretion with respect to the sales of these shares of common stock and will not consult with Mr. Tombros prior to effecting any such sales. Mr. Tombros will not exercise any subsequent influence over such sales.

     Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors which are described in the Company's Form 10-K, Form 10-Q's and Form 8-K on file with the SEC, including without limitation, risks in obtaining and maintaining regulatory approval for expanded indications, market acceptance of and continuing demand for Enzon's products and the impact of competitive products and pricing. The forward-looking statements included in this news release provide the information included in such statements as of the date of this news release and the Company disclaims any duty to update any of such statements.

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2000


                                                         ENZON, INC.
                                             -----------------------------------
                                                        (Registrant)


                                         By: /s/ Kenneth J. Zuerblis
                                             -----------------------------------
                                             Kenneth J. Zuerblis
                                             Vice President,
                                             Finance and Chief Financial Officer


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